UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

GOLDEN GRAIN ENERGY, LLC

(Exact name of registrant as specified in its charter)

Iowa	000-51177	02-0575361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1822 43rd St. SW Mason City, IA	50401
(Address of principal executive offices)	(Zip Code)

(641) 423-8525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Golden Grain Energy, LLC held its 2010 annual members meeting on Thursday, February 25, 2010, for the purpose of electing three directors to our board of directors.  We had six nominees for the three vacant director positions.  Votes were solicited in person and by proxy.  The incumbents, Stan Laures, Ron Pumphrey and Dave Sovereign were reelected for additional three year terms until our 2013 annual meeting.  The voting results of the director election were as follows:

Nominee	Votes For	Votes Withheld/Abstain
Earl Brandt	732,000	125,000
Stan Laures	10,752,833	261,000
Jim Ludeking	1,127,000	185,000
Ron Pumphrey	10,732,833	206,000
Dave Sovereign	11,760,833	20,000
Gary Vanderplats	1,153,000	160,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GRAIN ENERGY, LLC

March 1, 2010	/s/ Christine Marchand
Date	Christine Marchand, Chief Financial Officer